UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2008
I-FLOW CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-18338	33-0121984

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (949) 206-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     In a press release on August 5, 2008, I-Flow Corporation (the “Company”) announced and commented on its financial results for its second quarter ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
     The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
     The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release of I-Flow Corporation dated August 5, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2008	I-FLOW CORPORATION
	By:	/s/ James R. Talevich
James R. Talevich
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of I-Flow Corporation dated August 5, 2008.